As filed with the Securities and Exchange Commission on April 27, 2001

                                                                     File Nos.
                                                                         33-7785
                                                                        811-4787
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  19                           (X)
                                ----

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  20                                          (X)
                 ----

                       FRANKLIN NEW YORK TAX-FREE TRUST
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)

              777 MARINERS ISLAND BOULEVARD, SAN MATEO, CA 94404 (Address of
             Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                         --------------

        MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
        -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2001  pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a) (ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

   [ ] This Post-Effective amendment designates a new effective date for a previously filed Post-Effective amendment.






Prospectus

FRANKLIN NEW YORK TAX-FREE TRUST

INVESTMENT STRATEGY TAX-FREE INCOME

Franklin New York Insured Tax-Free Income Fund - Class A & C

Franklin New York Intermediate-Term
Tax-Free Income Fund - Class A

Franklin New York Tax-Exempt Money Fund - Class A



MAY 1, 2001





[Insert Franklin Templeton Ben Head]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2 Franklin New York Insured Tax-Free Income Fund

14 Franklin New York Intermediate-Term Tax-Free Income Fund

25 Franklin New York Tax-Exempt Money Fund

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

36 Sales Charges

40 Buying Shares

43 Investor Services

47 Selling Shares

50 Account Policies

55 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests predominately in New York municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from New York State and New York City personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the principal) be repaid at maturity.
[End callout]

The Fund invests at least 65% of its total assets, and normally more than that percentage, in insured municipal securities. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with an AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

The Fund may invest the balance of its assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings by U.S. nationally recognized rating services (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; or (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities. The Fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.

The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for the Fund.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF AN
 INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES
                          OF THE FUND ARE NOT INSURED.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign banks and insurance companies. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign bank or insurance company may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL A municipal security may be prepaid (called) before maturity. Securities are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

NEW YORK Since the Fund invests heavily in New York municipal securities, events in New York are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to New York's municipal issuers. New York's economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York State and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time. The Fund may involve more risk than an investment in a Fund that does not focus on securities of a single state.

U.S. TERRITORIES As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past nine calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

9.75%   14.02%  -8.14%   18.46%    4.30%    8.75%     5.94%    -3.31%   10.78%
  92       93      94       95       96       97        98        99       00
                                    YEAR

[Begin callout]
BEST QUARTER:
Q1 '95 8.70%

WORST QUARTER:
Q1 '94 -6.85%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000
                                                                  SINCE
                                                                INCEPTION
                                           1 YEAR   5 YEARS      (5/1/91)
-----------------------------------------------------------------------------
Franklin New York Insured
 Tax-Free Income Fund - Class A/2           6.06%     4.26%        6.23%
Lehman Brothers Municipal Bond Index/3     11.68%     5.84%        7.19%


                                                                   SINCE
                                                                 INCEPTION
                                           1 YEAR   5 YEARS      (5/1/95)
-----------------------------------------------------------------------------
Franklin New York Insured
 Tax-Free Income Fund - Class C/2           8.10%     4.45%        5.49%
Lehman Brothers Municipal Bond Index/3     11.68%     5.84%        6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.45% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A    CLASS C
------------------------------------------------------------------
Maximum sales charge (load) as a
 percentage of offering price                 4.25%      1.99%
  Load imposed on purchases                   4.25%      1.00%
  Maximum deferred sales charge (load)        None/1     0.99%/2

Please see "Sales Charges" on page 36 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           CLASS A     CLASS C
------------------------------------------------------------------
Management fees                               0.55%      0.55%
Distribution and service (12b-1) fees         0.10%      0.64%
Other expenses                                0.09%      0.09%
                                           -----------------------
Total annual Fund operating expenses          0.74%      1.28%
                                           =======================

1. Except for investments of $1 million or more (see page 37).
2. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return
each year; and o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                       $497/1     $651        $819        $1,304
CLASS C                       $328       $502        $795        $1,630
If you do not sell your
shares:
CLASS C                       $229       $502        $795        $1,630

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase]  MANAGEMENT
                               ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $260 billion in assets.

The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR Vice President OF Advisers
Ms. Amoroso has been an analyst or portfolio manager of the Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES PATRICK CONN, VICE PRESIDENT OF Advisers
Mr. Conn has been an analyst or portfolio manager of the Fund since 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

JOHN POMEROY, VICE PRESIDENT of Advisers
Mr. Pomeroy has been an analyst or portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1986.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.55% of its average net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. The Fund does not pay "interest". Your account begins to receive dividends on the day after we receive your investment and continues to receive dividends through the day we receive a request to redeem your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption and the Fund's focus on New York municipal securities, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors and for investors who are domiciled in states other than New York.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of New York, or its political subdivisions, generally are also exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in New York.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

CAPITAL GAIN DISTRIBUTIONS. The Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions will be taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless:
o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S  resident alien).
A Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the redemption of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                    YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------
                                     2000    1999     1998    1997     1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year  10.77    11.71    11.66   11.29    11.41
                                   ---------------------------------------------

 Net investment income/1              .57      .56      .57     .58      .59
 Net realized and unrealized          .56     (.94)     .11     .38     (.12)
 gains (losses)

                                   ---------------------------------------------
Total from investment operations     1.13     (.38)     .68     .96      .47
                                   ---------------------------------------------

 Distributions from net              (.56)    (.56)    (.57)/2 (.59)    (.59)
 investment income
 Distributions from net realized        -      -/3    (.06)       -       -
 gains                             ---------------------------------------------

Total distributions                  (.56)    (.56)    (.63)   (.59)    (.59)
                                   ---------------------------------------------

Net asset value, end of year        11.34    10.77    11.71   11.66    11.29
                                   =============================================
Total return (%)/4                  10.78    (3.31)    5.94    8.77     4.30

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000) 234,528  242,067  270,435 260,990   261,068
Ratios to average net assets: (%)
 Expenses                             .74      .72      .72     .71      .65
 Expenses excluding waiver
  and payments by affiliate           .74      .72      .72     .71      .70
 Net investment income               5.19     4.96     4.84    5.09     5.25
Portfolio turnover rate (%)         19.66    15.23    12.05   26.85    15.09

CLASS C
------------------------------------------------------------------------------
                                     2000     1999     1998     1997    1996/2
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year  10.88    11.82    11.75   11.37    11.46
                                    --------------------------------------------

 Net investment income/1              .51      .49      .48     .52      .53
 Net realized and unrealized          .57     (.94)     .16     .38     (.10)
 gains (losses)                     --------------------------------------------

Total from investment operations     1.08     (.45)     .64     .90      .43
 Distributions from net              (.50)    (.49)    (.51)/5 (.52)    (.52)
 investment income
 Distributions from net realized        -        -/6   (.06)      -       -
 gains                               -------------------------------------------

Total distributions                  (.50)    (.49)    (.57)   (.52)    (.52)
                                     -------------------------------------------

Net asset value, end of year        11.46    10.88    11.82   11.75    11.37
                                    ============================================

Total return (%)/4                  10.19    (3.87)   5.55     8.17     3.87
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000) 12,498   12,309    9,450   5,601   4,137
Ratios to average net assets: (%)
 Expenses                            1.28     1.27     1.28    1.27     1.22
 Expenses excluding waiver
  and payments by affiliate          1.28     1.27     1.28    1.27     1.27
 Net investment income               4.64     4.42     4.27    4.63     4.69
Portfolio turnover rate (%)         19.66    15.23    12.05   26.85    15.09

1. Based on average shares outstanding effective year ended December 31, 1999.
2. The Fund distributed capital gains in the amount of $.004.
3. Includes distributions in excess of net investment income in the amount of $.003.
4. Total return does not include sales charges.
5. Includes distributions in excess of net investment income in the amount of $.002.
6. The Fund distributed long term capital gains in the amount of $.004.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests predominately in New York municipal securities or comparable unrated securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from New York State and New York City personal income taxes. The Fund only buys investment grade securities (those rated by U.S. ratings services) in the top four ratings categories or comparable unrated securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the principal) be repaid at maturity.
[End callout]

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.

The Fund maintains a dollar-weighted average portfolio maturity of three to 10 years. The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign banks and insurance companies. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign bank or insurance company may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL A municipal security may be prepaid (called) before maturity. Securities are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

NEW YORK Since the Fund invests heavily in New York municipal securities, events in New York are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to New York's municipal issuers. New York's economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York State and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time. The Fund may involve more risk than an investment in a Fund that does not focus on securities of a single state.

U.S. TERRITORIES As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

[Insert bar graph]

10.18%     -5.29%    14.31%    4.38%   8.89%    6.63%    -1.69%   10.36%
    93        94        95       96       97       98       99       00
                          YEAR

[Begin callout]
BEST QUARTER:
Q1 '95     5.16%

WORST QUARTER:
Q1 '94    -4.90%
[End callout]

ANNUAL TOTAL RETURNS/1
For the period ended December 31, 2000

                                                                        SINCE
                                                                      INCEPTION
                                                1 YEAR    5 YEARS    (9/21/92)
--------------------------------------------------------------------------------
Franklin New York Intermediate-Term
Tax-Free Income Fund/2                            7.90%    5.15%       5.58%
Lehman Brothers 10-Year Municipal Bond Index/3   10.76%    5.93%       6.73%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.22%.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers 10-Year Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least 10 years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) as a percentage of offering price        2.25%
 Load imposed on purchases                                           2.25%
 Maximum deferred sales charge (load)                                None/1

Please see "Sales Charges" on page 36 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

Management fees/2                                                    0.63%
Distribution and service (12b-1) fees                                0.10%
Other expenses                                                       0.11%
                                                                     -----
Total annual Fund operating expenses/2                               0.84%
                                                                     =====

1. Except for investments of $1 million or more (see page 37).
2. For the fiscal year ended December 31, 2000, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.24% and total annual Fund operating expenses were 0.45%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR       3 YEARS    5 YEARS    10 YEARS
-------------------------------------------
$309/1        $487       $680       $1,239

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase]  MANAGEMENT
                               ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $260 billion in assets.

The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR Vice President OF Advisers
Ms. Amoroso has been an analyst or portfolio manager of the Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES PATRICK CONN, VICE PRESIDENT OF Advisers
Mr. Conn has been an analyst or portfolio manager of the Fund since 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

JOHN POMEROY, VICE PRESIDENT of Advisers
Mr. Pomeroy has been an analyst or portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1986.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, management fees, before any advance waiver, were 0.63% of the Fund's average net assets. Under an agreement by the manager to limit its fees, the Fund paid 0.24% of its average net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES
-----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. The Fund does not pay "interest". Your account begins to receive dividends on the day after we receive your investment and continues to receive dividends through the day we receive a request to redeem your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption and the Fund's focus on New York municipal securities, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors and for taxpayers of states other than New York.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of New York, or its political subdivisions, generally are also exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free to taxpayers New York.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

CAPITAL GAIN DISTRIBUTIONS. Each Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions will be taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless:
o     provide your correct social security or taxpayer identification number,
o     certify that this number is correst,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S  resident alien).
A Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the redemption of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                 YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                     2000       1999     1998     1997      1996
                                    --------------------------------------------
                                    --------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year  10.08     10.77     10.62   10.28    10.40
                                    --------------------------------------------
 Net investment income/1              .52       .52       .51     .54      .56
 Net realized and unrealized gains    .49      (.70)      .18     .35     (.12)
(losses)                            --------------------------------------------
Total from investment operations     1.01      (.18)      .69     .89      .44
                                    --------------------------------------------
                                    --------------------------------------------
Distributions from net investment    (.53)     (.51)     (.54)   (.55)    (.56)
income
                                    --------------------------------------------
                                    --------------------------------------------
Net asset value, end of year        10.56     10.08     10.77    10.62   10.28
                                    ============================================
Total return (%)/2                  10.36     (1.69)     6.63     8.89    4.38
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000) 75,703    66,941    80,689  58,916   44,822
Ratios to average net assets: (%)
 Expenses                             .45       .45       .45      .45     .37
 Expenses excluding waiver and
  payments by affiliate               .84       .82       .83      .82     .83
 Net investment income               5.12      4.95      4.81     5.26    5.47
Portfolio turnover rate (%)         19.95     17.98     10.46     6.87   24.67

1. Based on average shares outstanding effective year ended December 31, 1999.
2. Total return does not include sales charges.


FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management, the preservation of shareholders' capital, and liquidity in its investments. The Fund also tries to maintain a stable $1 share price.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests predominately in high-quality, short-term, New York municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from New York State and New York City personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the principal) be repaid at maturity.
[End callout]

The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o  with remaining maturities of 397 days or less, and
o that the manager determines present minimal credit risks and are rated in the top two ratings by U.S. nationally recognized rating services (or comparable unrated securities).

The Fund may invest in variable and floating rate securities, whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. The Fund also may invest up to 35% of its assets in municipal securities issued by U.S. territories.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign banks and insurance companies. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign bank or insurance company may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations. The Fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

INTEREST RATE Changes in interest rates can be sudden and unpredictable. Rate changes occur in response to general economic conditions and also as a result of actions by the Federal Reserve Board. A reduction in short-term interest rates will normally result in reduced interest income to the Fund and thus a reduction in dividends payable to shareholders. An increase in short-term interest rates will normally have the effect of increasing dividends to shareholders.

As a general rule, when interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. However, because the length of time to maturity of the money market instruments in the Fund's portfolio is very short, it is unlikely to be affected by interest rate changes in this way except in the case of unexpectedly large interest rate changes over a very short period of time.

MARKET The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk. Market risk is the risk that a security's value may be reduced by market activity or the results of supply and demand (because prices tend to fall when there are more sellers than buyers and rise when there are more buyers than sellers).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

NEW YORK Since the Fund invests heavily in New York municipal securities, events in New York are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to New York's municipal issuers. New York's economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York State and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time. The Fund may involve more risk than an investment in a Fund that does not focus on securities of a single state.

U.S. TERRITORIES As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the Fund tries to maintain a $1 share price, it is possible to lose money by investing in the Fund.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows the Fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

[Insert bar graph]

 3.63%    2.10%   1.68%   2.12%   3.15%   2.79%   3.02%   2.79%   2.56%   3.35%
   91      92      93      94      95      96      97      98      99      00
                                      YEAR
[Begin callout]
BEST QUARTER:
Q1 '91 1.11%

WORST QUARTER:
Q1 '93 0.38%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                              1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------------
Franklin New York Tax-Exempt Money Fund       3.35%      2.90%     2.72%

1. As of March 31, 2001 the Fund's year-to-date return was 0.68%.
All Fund performance assumes reinvestment of dividends.

To obtain the Fund's current yield information, please call 1-800/DIAL BEN(R).

[Insert graphic of percentage sign]  FEES AND EXPENSES
                                     -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases                                   None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees/1                                                        0.62%
Other expenses                                                           0.18%
                                                                       ---------
                                                                       ---------
Total annual Fund operating expenses/1                                   0.80%
                                                                       =========

1. For the fiscal year ended December 31, 2000, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.42% and total annual Fund operating expenses were 0.60%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR       3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------
$82          $255       $444        $990

[Insert graphic of briefcase]  MANAGEMENT
                               ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $260 billion in assets.

The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR Vice President OF Advisers
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES PATRICK CONN, VICE PRESIDENT OF Advisers
Mr. Conn has been an analyst or portfolio manager of the Fund since 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDENT of Advisers
Ms. Higgins has been an analyst or portfolio manager of the Fund since 1992. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT of Advisers
Mr. Pomeroy has been an analyst or portfolio manager of the Fund since 1989. He joined Franklin Templeton Investments in 1986.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, management fees, before any advance waiver, were 0.62% of the Fund's average daily net assets. Under an agreement by the manager to limit its fees, the Fund paid 0.42% of its average daily net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES
-----------------------

INCOME DISTRIBUTIONS The Fund typically declares and pays income dividends each day that its net asset value is calculated. The Fund does not pay "interest". Your account begins to receive dividends on the day after we receive your investment and continues to receive dividends through the day we receive a request to redeem your shares. The amount of these dividends will vary and there is no guarantee the Fund will pay dividends.

TAX CONSIDERATIONS You may receive two different types of distributions from the
Fund:

EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption and the Fund's focus on New York municipal securities, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors and for taxpayers of states other than New York.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of New York, or its political subdivisions, generally are also exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free to New York taxpayers.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless:
o     provide your correct social security or taxpayer identification number,
o     certify that this number is correst,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S  resident alien).
A Fund must also withhold if the IRS instructs it to do so.
[End callout]

For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. Because the Fund expects to maintain a stable $1 share price, you should not have any gain or loss when you sell your Fund shares.

Distributions of ordinary income are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill]  FINANCIAL HIGHLIGHTS
                                   --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

                                        YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                   2000    1999    1998     1997       1996
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of       1.00    1.00    1.00    1.00       1.00
year                              ----------------------------------------------
Net investment income                .03     .03     .03     .03        .03
Distributions from net              (.03)   (.03)   (.03)   (.03)      (.03)
investment income                 ----------------------------------------------
Net asset value, end of year        1.00    1.00    1.00    1.00       1.00
                                  ==============================================
Total return (%)                    3.35    2.56    2.79    3.01       2.79

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      67,950  69,164  57,878    63,720     59,178
1,000)
Ratios to average net assets: (%)
 Expenses                            .60     .60     .60     .60        .60
 Expenses excluding waiver and
  payments by affiliate              .80     .83     .83     .81        .86
 Net investment income              3.30    2.54    2.75    2.97       2.75


YOUR ACCOUNT

[Insert graphic of percentage sign] SALES CHARGES
                                    -------------

You may buy shares of the Money Fund without a sales charge. Shares of the Insured and Intermediate Funds are sold with a sales charge. The rest of this section describes the sales charges that apply to the Insured and Intermediate Funds and does not apply to the Money Fund.

Each class of the Insured Fund has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. The Intermediate Fund only offers Class A shares.

CLASS A                                  CLASS C (INSURED FUND ONLY)
--------------------------------------------------------------------------------

o  Initial sales charge of 4.25% or      o Initial sales charge of 1%
   less (Insured Fund) or 2.25% or less
   (Intermediate Fund)

o  Deferred sales charge of 1% on       o Deferred sales charge of 1% on
   purchases of $1 million or more sold   shares you sell within 18 months
   within 12 months

o  Lower annual expenses than Class C   o Higher annual expenses than Class A
   due to lower distribution fees         due to higher distribution fees.


SALES CHARGES - CLASS A
                                  THE SALES CHARGE
                                  MAKES UP THIS % OF     WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
INSURED FUND
Under $100,000                            4.25                   4.44
$100,000 but under $250,000               3.50                   3.63
$250,000 but under $500,000               2.50                   2.56
$500,000 but under $1 million             2.00                   2.04

INTERMEDIATE FUND
Under $100,000                            2.25                   2.30
$100,000 but under $250,000               1.75                   1.78
$250,000 but under $500,000               1.25                   1.26
$500,000 but under $1 million             1.00                   1.01

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 38), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A of both the Insured and Intermediate Funds has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                THE SALES CHARGE
                                MAKES UP THIS % OF      WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT     THE OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Under $1 million                         1.00                      1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 45 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust, and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         INITIAL    ADDITIONAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Regular accounts                                           $1,000        $50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Automatic investment plans                                    $50        $50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
UGMA/UTMA accounts                                           $100        $50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                $250        $50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family
members                                                      $100        $50
--------------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

Certain Franklin Templeton funds, like the Insured Fund, offer multiple share classes not offered by the Intermediate Fund or the Money Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Intermediate Fund and the Money Fund are considered Class A shares.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the Fund's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Fund generally cannot invest money it receives from you until it is available to the Fund in federal funds, which may take up to two days. Until then, your purchase may not be considered in proper form. If the Fund is able to make investments within one business day, it may accept your order with payment in other than federal funds.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 43). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
--------------------------------------------------------------------------------
                              OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

[Insert graphic of hands      Contact your investment    Contact your investment
shaking]                      representative             representative

THROUGH YOUR
INVESTMENT REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of phone and  If you have another       Before requesting a
computer]                     Franklin Templeton fund   telephone or online
                              account with your bank    purchase into an
BY PHONE/ONLINE               account information on    existing account, please
                              file, you may open a new  make sure we have your
(Up to $100,000 per           account by phone. At this bank account information
shareholder per day)          time, a new account may   on file. If we do not
                              not be opened online.     have this information,
1-800/632-2301                                          you will need to send
                              To make a same day        written instructions
franklintempleton.com         investment in the Insured with your bank's name
                              or Intermediate Funds,    and address, a voided
NOTE:  CERTAIN ACCOUNT TYPES  your phone order must be  check or savings account
ARE NOT AVAILABLE FOR ONLINE  received and accepted by  deposit slip, and a
ACCOUNT ACCESS                us by 1:00 p.m. Pacific   signature guarantee if
                              time or the close of the  the bank and Fund
                              New York Stock Exchange,  accounts do not have at
                              whichever is earlier.     least one common owner.

                              To make a same day        To make a same day
                              investment in the Money   investment in the
                              Fund, your phone order    Insured or Intermediate
                              must be received  and     Funds, your phone or
                              accepted by us by 3:00    online order must be
                              p.m. Pacific Time.        received and accepted by
                                                        us by 1:00 p.m. Pacific
                                                        time or the close of the
                                                        New York Stock Exchange,
                                                        whichever is earlier.
                                                        To make a same day
                                                        investment in the Money
                                                        Fund, your phone order
                                                        must be  received and
                                                        accepted by us by 3:00
                                                        p.m. Pacific Time.
--------------------------------------------------------------------------------
[Insert graphic of envelope]  Make your check payable   Make your check payable
                              to the Fund. For the      to the Fund. Include
BY MAIL                       Money Fund, you also may  your account number on
                              send a Federal Reserve    the check.
                              Draft or negotiable bank
                              draft. Instruments drawn  Fill out the deposit
                              on other mutual funds may slip from your account
                              not be accepted.          statement. For the Money
                                                        Fund, you also may use
                              Mail the check or draft   the deposit slip from
                              and your signed           your checkbook. If you
                              application to Investor   do not have a slip,
                              Services.                 include a note with your
                                                        name, the fund name, and
                                                        your account number.

                                                        Mail the check and
                                                        deposit slip or note to
                                                        Investor Services.
--------------------------------------------------------------------------------

[Insert graphic of three      Call to receive a wire    Call to receive a wire
lightning bolts]              control number and wire   control number and wire
                              instructions.             instructions
BY WIRE
                              Wire the funds and mail   To make a same day wire
1-800/632-2301                your signed application   investment in the
(or 1-650/312-2000 collect)   to Investor Services.     Insured or Intermediate
                              Please include the wire   Fund, please call us by
                              control number or your    1:00 p.m. Pacific time
                              new account number on the and make sure your wire
                              application.              arrives by 3:00 p.m. To
                                                        make a same day wire

                              To make a same day wire
                              investment in the Money
                              investment in the Insured
                              Fund, please make sure
                              or Intermediate Fund, we
                              receive your order by
                              please call us by 1:00
                              3:00 p.m. Pacific time.
                              p.m. Pacific time and make
                              sure your wire arrives
                              by 3:00 p.m. To make a
                              same day wire investment
                              in the Money Fund, please
                              make sure we receive your
                              order by 3:00 p.m. Pacific
                              time.
--------------------------------------------------------------------------------

[Insert graphic of two        Call Shareholder Services  Call Shareholder
arrows pointing in            at the number below, or    Services at the number
opposite directions]          send signed written        below or our automated
                              instructions.  You also    TeleFACTS system, or
BY EXCHANGE                   may place an online        send signed written
                              exchange order. The        instructions. You also
TeleFACTS(R)                  TeleFACTS system cannot    may place an online
1-800/247-1753                be used to open a new      exchange order.
(around-the-clock access)     account.
                                                         (Please see page 45 for
Our Website                   (Please see page 45 for    information on
franklintempleton.com         information on exchanges.) exchanges.)

--------------------------------------------------------------------------------

                     FRANKLIN TEMPLETON INVESTOR SERVICES
               INSURED AND INTERMEDIATE FUNDS: P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983
          MONEY FUND: P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund. For Money Fund shareholders who choose not to reinvest their distributions, the Money Fund will distribute distributions paid during the month as directed on the last business day of each month.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

CHECK WRITING PRIVILEGES - MONEY FUND You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our TeleFACTS system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates.

For security reasons and reasons related to the requirements of check processing systems, the Fund can only accept checks ordered from the Fund. The Fund cannot be responsible for any check not ordered from the Fund that is returned unpaid to the payee.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online. You may also register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents. This service should be available on our website in June 2001.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most Funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*. For the Insured and Intermediate Funds, you can exchange shares generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds you are exchanging between if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares, unless you acquired your money fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 52).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate]  SELLING SHARES
                                   --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING SHARES BY CHECK - MONEY FUND For accounts with check writing privileges, you may make checks payable to any person and for any amount of $100 or more. Since you will not know the exact amount in your account on the day a check clears, a check should not be used to close your account.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the check does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the bank may return the check unpaid.

The checks are drawn through Bank of America, N.A. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the bank. Since the Fund is not a bank, the Fund cannot assure that a stop payment order you write will be effective. The Fund will use its best efforts, however, to see that these orders are carried out.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

CONTINGENT DEFERRED SALES CHARGE (CDSC) Most Franklin Templeton funds impose a 1% CDSC on certain investments of Class A shares sold within 12 months of purchase. While the Money Fund generally does not have a CDSC, it will impose one if you sell shares exchanged into the Money Fund from another Franklin Templeton fund and those shares would have been assessed a CDSC in the other fund. Please keep in mind that the time the shares are held in the Money Fund does not count towards the CDSC holding period.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

For information on the CDSC that may apply when you sell shares of the Insured or Intermediate Funds, please see "Sales Charges" on page 36.

SELLING SHARES
--------------------------------------------------------------------------------
                              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic of hands      Contact your investment representative
shaking]

THROUGH YOUR INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of envelope] Send written instructions and
                             endorsed share certificates (if you hold share certificates) to
BY MAIL Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                             Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                             A check will be mailed to the name(s) and address
                             on the account, or otherwise according to your
                             written instructions.
--------------------------------------------------------------------------------
[Insert graphic of           As long as your transaction is for $100,000 or
phone and computer]          less, you do not hold share certificates and you
                             have not changed your address by phone or online
BY PHONE/ONLINE              within the last 15 days, you can sell
                             your shares by phone or online.
1-800/632-2301
                             A check will be mailed to the name(s) and address
franklintempleton.com        on the account. Written instructions, with a
                             signature guarantee, are required to send the check to another address or to make it payable to another person.

                             (Please see page 44 for more information.)
--------------------------------------------------------------------------------
[Insert graphic of three     You can call, write, or visit us online to have
lightning bolts]             redemption proceeds sent to a bank account. See
                             the policies above for selling shares by mail,
BY ELECTRONIC FUNDS          phone, or online.
TRANSFER (ACH)
                             Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                             If we receive your request in proper form by 1:00
                             p.m. Pacific time for the Insured and Intermediate
                             Funds, or 3:00 p.m. Pacific time for the Money
                             Fund, proceeds sent by ACH generally will be
                             available within two to three business days.
--------------------------------------------------------------------------------
[Insert graphic of two       Obtain a current prospectus for the fund you are
arrows pointing in           considering.  Prospectuses are available online
opposite directions]         at franklintempleton.com.

BY EXCHANGE                  Call Shareholder Services at the number below or
                             our automated TeleFACTS system, or send signed
TeleFACTS(R)                 written instructions. You also may place an
1-800/247-1753               exchange order online.  See the policies above
(around-the-clock access)    for selling shares by mail, phone, or online.

                             If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------

                     FRANKLIN TEMPLETON INVESTOR SERVICES
  INSURED AND INTERMEDIATE FUNDS: P.O. BOX 997151, SACRAMENTO, CA 95899-9983
          MONEY FUND: P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Money Fund calculates its net asset value per share
(NAV) at 3:00 p.m. Pacific time, each day the New York Stock Exchange is open, by dividing its net assets by the number of shares outstanding. The Fund's assets are generally valued at their amortized cost.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Insured and Intermediate Funds calculate their NAV each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

The assets of the Insured and Intermediate Funds are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS For the Insured and Intermediate Funds, you will receive quarterly account statements that show all your account transactions during the quarter. For the Money Fund, you will receive monthly account statements that show all your account transactions during the month. For each fund, you also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, and, in the case of the Money Fund, shares sold by check, which will be reported on your quarterly or monthly statement, as applicable). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents on our website if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Funds do not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.
o If you buy shares with a check or draft that is returned to the Fund unpaid, the Fund may impose a $10 charge against your account for each returned item.
o When you buy shares of the Money Fund, it does not create a checking or other bank account relationship with the Fund or any bank.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

INSURED FUND                                       CLASS A        CLASS C
--------------------------------------------------------------------------------
COMMISSION (%)                                        -             2.00
Investment under $100,000                             4.00           -
$100,000 but under $250,000                           3.25           -
$250,000 but under $500,000                           2.25           -
$500,000 but under $1 million                         1.85           -
$1 million or more                              up to 0.75/1         -
12B-1 FEE TO DEALER                                   0.10          0.65/2


INTERMEDIATE FUND
--------------------------------------------------------------------------------
COMMISSION (%)                                        -
Investment under $100,000                             2.00
$100,000 but under $250,000                           1.50
$250,000 but under $500,000                           1.00
$500,000 but under $1 million                         0.85
$1 million or more                              up to 0.75/1
12B-1 FEE TO DEALER                                   0.10

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]  QUESTIONS
                                   ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                       HOURS (PACIFIC TIME,
DEPARTMENT NAME             TELEPHONE NUMBER           MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services        1-800/632-2301             5:30 a.m. to 5:00 p.m.
                                                       6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Fund Information            1-800/DIAL BEN             5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236)           6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Retirement Services         1-800/527-2020             5:30 a.m. to 5:00 p.m.
Advisor Services            1-800/524-4040             5:30 a.m. to 5:00 p.m.
Institutional Services      1-800/321-8563             6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)      1-800/851-0637             5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-4787                                   NYT P
05/01





FRANKLIN NEW YORK
TAX-FREE TRUST
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND - CLASS A

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2001

[Insert Franklin Templeton Ben Head]

INSURED AND INTERMEDIATE FUNDS:
P.O. BOX 997151, SACRAMENTO, CA 95899-9983
MONEY FUND:
P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096
1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies . . . . . . . . . . 2
Risks . . . . . . . . . . . . . . . . . .8
Officers and Trustees . . . . . . . . . 11
Management and Other Services . . . . . 14
Portfolio Transactions . . . . . . . .  15
Distributions and Taxes . . . . . . . . 16
Organization, Voting Rights
 and Principal Holders . . . . . . . . .18
Buying and Selling Shares . . . . . . . 19
Pricing Shares . . . . . . . . . . . .  24
The Underwriter . . . . . . . . . . . . 25
Performance . . . . . . . . . . . . . . 26
Miscellaneous Information . . . . . . . 30
Description of Ratings . . . . . . . .  31

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------


GOALS AND STRATEGIES
------------------------------------------------------------------------------

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital, and, in the case of the Money Fund, liquidity in its investments. These goals are fundamental, which means they may not be changed without shareholder approval. Of course, there is no assurance that any Fund will meet its goal. The Money Fund also tries to maintain a stable $1 share price.

As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. As nonfundamental policies, each Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York State and New York City and at least 65% of its total assets in New York municipal securities.

Municipal securities issued by New York State or its counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from New York State and New York City personal income taxes for New York residents.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Below is a description of various types of municipal and other securities that each Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each Fund also may invest, if consistent with its investment goal and policies.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Insured and Intermediate Funds may each invest a portion of their assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. The Board of Trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by each Fund's manager.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Funds' income when interest rates fall. Of course, a Funds' income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

The Insured Fund may invest in top rated variable and floating rate securities and the Intermediate Fund may invest in investment grade variable and floating rate securities. The Insured and Intermediate Funds generally use variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

The Money Fund's investment in variable or floating rate securities is subject to certain rules under federal securities laws on the quality and maturity of the securities, as well as to procedures adopted by the Fund's Board of Trustees designed to minimize credit risks. The Money Fund may buy certain types of variable and floating rate securities if they are consistent with the Fund's goal of maintaining a stable $1 share price.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Insured and Intermediate Funds may each invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service, Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances. In the case of the Money Fund, however, the Fund and its board must follow guidelines under federal securities laws and act accordingly if the rating on a security in the Fund's portfolio is downgraded. These procedures only apply to changes between the "major" rating categories, and not to changes in a security's relative standing within a rating category.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION Each Fund is a non-diversified fund, although each Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised. For the purpose of diversification, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds generally are not considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer. The Money Fund also must meet certain diversification requirements under federal securities laws that are more restrictive than those required for tax purposes.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE The Insured Fund invests primarily in insured municipal securities. The Intermediate and Money Funds also may invest in insured municipal securities.

Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Insured Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security,
(ii) the value of a Fund's shares, or (iii) a Fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

The Insured Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Insured Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers. The Insured Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so. Currently, to the best of our knowledge, there are no securities in the Funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Funds' rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Insured Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity. The Intermediate Fund may buy securities with any maturity but must maintain a dollar-weighted average portfolio maturity of three to 10 years. The Money Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

Generally, all of the securities held by the Money Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

REPURCHASE AGREEMENTS The Money Fund may enter into repurchase agreements for temporary defensive purposes. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds' ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

To the extent it invests in repurchase agreements, the Money Fund may not invest in repurchase agreements with a term of more than one year, and usually would invest in those with terms ranging from overnight to one week. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its portfolio in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets in the securities in which the Funds' invest or in the economies of the states and territories where the Funds' invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than the Fund's state. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. For temporary purposes, the Money Fund also may invest in obligations of U.S. banks with assets of $1 billion or more.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

INVESTMENT RESTRICTIONS Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

2. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of debt securities which are customarily purchased by institutional investors, including the municipal securities described above, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Buy the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Buy securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the Fund may buy, hold, and dispose of puts on municipal securities in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Buy securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, except that the Intermediate Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc., to the extent permitted by exemptions granted under the Investment Company Act of 1940, and except to the extent the Insured Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Insured Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 10% of its assets in securities, in the case of the Money Fund, with legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


RISKS
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NEW YORK Since each fund mainly invests in New York municipal securities, its performance is closely tied to the ability of issuers of New York municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within New York. Below is a discussion of certain conditions that may affect New York municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of New York municipal securities to meet their debt obligations or the economic or political conditions within New York and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

New York State. The ability of New York's issuers to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect the state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

In recent years, New York's economy has improved, in large part due to strong growth in the state's financial services sector. However, 1999 marked the first time in 13 years that the employment growth rate for the state surpassed the national growth rate. And although the state unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed. Total employment is forecasted to grow 1.4% and 0.9% in 2001 and 2002 respectively. The unemployment rate was 4.7% for the state as compared to 4.0% for the US for 2000. Personal income is expected to experience continued growth, although it will moderate from the 2000 pace. Personal income is projected to have grown by 7.8% in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment. For the last several years, personal income growth had been lagging the US's growth, but 2000 marks a turnaround whereby New York State's growth was higher than the US's.

With its improved economic performance, the state also has been able to improve its finances. New York has had five consecutive years of budget surpluses and has eliminated its accumulated GAAP general fund deficit. For fiscal 1996, 1997, 1998, 1999 and 2000, the state's surpluses totaled $0.380 billion, $1.4 billion, $2.0 billion, $1.6 billion and $1.5 billion, respectively. The state is currently projecting it will end FY01 (3/31/01) with a $1.36 billion - $1.80 billion surplus. Going forward however, recent estimates have shown a budget gap of nearly $2.9 billion by fiscal 2004, due to the continued implementation of revenue reducing tax cuts along with increased spending. Although the state has started almost every budget process with a gap, the state has been successful in closing the gaps. This gap could widen if the recent strong performance of Wall Street and the state's overall financial services sector does not continue. Strong surpluses and increasing reserves have allowed the state to close these gaps during the budget process. The state has been successful in building up its financial reserves that are projected to be $3.2 billion at March 31, 2001. Despite strong budget results, the state has had 14 consecutive budget delays, with the FY2001 budget being adopted 35 days late (debt service and school aid and employee wage bills were passed on time).

New York's debt burden has continued to be one of the highest among the states. As of December 1999, New York ranked fourth with a debt per capita of $2,029. In an effort to control the state's increasing debt burden, the Legislature and Governor enacted the Debt Reform Act of 2000. This Act provides statutory changes including:

1.  Reduces maximum debt maturity to 30 years from 40 years.

2. Limits outstanding debt to 4% of state personal income. This level is currently at 6% and the 4% limit will be phased in over the next several years.

3.  Requires that all borrowing be for capital purposes only.

4. A phased-in cap on new state-supported debt service costs of 5% of total government fund receipts

The original plan included constitutional changes that ended "back door" borrowing (i.e. the state would only be allowed to issue general obligation and revenue backed debt that is subject to the approval of voters), but these changes did not make it in the final version.

Moodys raised the state's GO rating to AA in December 2000 and Fitch raised the GO rating to AA in February. Moody's currently has the state's rating with a positive outlook.

Despite recent improvements in New York's economic and financial performance, its high debt levels and projected budget imbalances leave the state vulnerable to an economic slowdown and volatility in its financial services sector.

The state has either guaranteed or supported, through lease-purchase arrangements or other contractual or moral obligations, a substantial principal amount of securities issued by various state agencies and authorities. Moral obligations do not impose immediate financial obligations on the state and require appropriations by the legislature before any payments can be made. If the state fails to appropriate necessary amounts or to take other action to allow authorities and agencies to meet their obligations, the authorities and agencies could default on their debt obligations. If a default occurs, it would likely have a significant adverse impact on the market price of the obligations of both the state and its various authorities and agencies.

To the extent state agencies and local governments require state assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of state and agency obligations, but could also adversely affect the marketability of New York municipal securities.

In addition, if constitutional challenges to state laws or other court actions are brought against the state or its agencies and municipalities relating to financing, or the amount and use of taxes, these actions could adversely affect the ability of the state and its political subdivisions to meet their debt obligations, and may require extraordinary appropriations, expenditure reductions, or both.

New York City. In 1975, New York City suffered several financial crises. In that year, the city lost access to public credit markets and was not able to sell short-term notes until 1979 or long-term notes until 1981. In an effort to help the city out of its financial difficulties, the state legislature created the Municipal Assistance Corporation (MAC). MAC has the authority to issue bonds and notes and to pay or lend the proceeds to New York City, as well as to exchange its obligations for city obligations. MAC bonds are payable out of certain state sales and use taxes imposed by the city, state stock transfer taxes and per capita state aid to the city. The state is not, however, obligated to continue these taxes, to continue appropriating revenues from these taxes or to continue appropriating per capita state aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either New York City or New York state.

From 1975 until June 30, 1986, the city's financial condition was subject to oversight and review by the New York State Financial Control Board (FCB). To be eligible for guarantees and assistance, the city was required to submit to the FCB, at least 50 days before the beginning of each fiscal year, a financial plan for the city and certain agencies covering the four-year period beginning with the upcoming fiscal year. The four-year financial plans had to show a balanced budget determined in accordance with generally accepted accounting principles. On June 30, 1986, some of the FCB's powers were suspended because the city had satisfied certain statutory conditions. The powers suspended included the FCB's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plans. The city, however, is still required to develop four-year financial plans each year and the FCB continues to have certain review powers. The FCB must reimpose its full powers if there is the occurrence or a substantial likelihood and imminence of the occurrence of any one of certain events including the existence of an operating deficit greater than $100 million, or failure by the city to pay principal of or interest on any of its notes or bonds when due or payable.

In recent years, the city's overall debt burden has been high and has approached constitutional general obligation debt limits. At the same time, the city recently adopted a 5-year, $16.6 billion capital plan to maintain its essential infrastructure. To help finance the capital plan and allow the city to operate under its constitutional debt limit, the state's legislature created the New York City Transitional Finance Authority (TFA) in March 1997, which is authorized to issue additional debt for the city's use. This debt will be backed primarily by city personal income taxes. The initial authorization was $7.5 billion, and due to additional overall debt limit issues, had to approach the state legislature to increase TFA authorization another $4.0 billion to $11.5 billion. Going forward, the city will need to somehow balance the maintenance of its infrastructure with its growing debt burden. For fiscal 2001, debt service costs are estimated at approximately 8.6% of the city's expenditures. This figure may grow to 10.0% by 2004 and could reduce the city's future financial flexibility, especially in the event of an economic downturn or other financial crisis.

On the positive side, the city ended FY2000 with a surplus of $3.2 billion, an increase over the FY1999 surplus of $2.6 billion and a Fiscal 1998 surplus of more than $2 billion. The FY2000 surplus was used to further bolster the budget stabilization account to $2.3 billion and pre-pay FY2001 debt service costs. These surpluses are the result of an improving economy, cost containment of social services expenses, a robust real-estate market and the extraordinary strong performance of the financial industry. These benefits are also felt in the city's cash position which has resulted in the reduction and elimination of short-term borrowing. Despite these surpluses, the city continues to show out-year budget gaps. The gaps for 2003, 2004 and 2005 are $2.4 billion, $2.5 billion and $2.3 billion respectively. The city is required to have a balanced budget and has successfully been able to close these gaps in the past.

The strong economy has increased total employment to the highest since before the recession of the early 1990s and as far back as the 1980s. Job growth in 2000 was 2.2% which is slightly under the 1999 rate which was the city's largest annual job growth rate since the 1980s. However, unemployment still remains high at 5.7% in 2000, versus the 4.7% state rate and 4.0% national rate.

As with New York State, New York City's heavy reliance on the financial services sector makes it vulnerable to an economic slowdown and volatility in the financial services sector. City employment and income are concentrated in this sector which is 13.8% of employment but 30.4% of personal income in 1997 (the most recent data).

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with New York municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% increase in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A- rating has been in place since 1956.

Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 18, 2000, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. By sector, the breakdown was garment manufacturing 33%, tourism 23%, retail trade 18%, services 17% and other 9%. Gross business revenue tax collections totaled $68.6 million in fiscal year 1998. Also in fiscal year 1998, general fund revenues totaled $234 million while expenditures totaled $238 million.

The population of all the islands combined was 67,212 at fiscal year end 1996 and average earnings per capita totaled $9,702. At fiscal year end 1995, the most recent year available, unemployment among eligible labor force participants stood at 2.3%.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands (USVI) has suffered numerous years of budget imbalances. Since fiscal 1989, USVI has incurred budget deficits in all but four fiscal years. As of June 30, 1999, the accumulated deficit was close to $341 million. To help finance this deficit, the government issued a $300 million bond which allowed it to meet a $13 million payroll payment and to begin to pay off the backlog of payments to vendors. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services
(21% of employment), and heavy reliance on taxes as a revenue source
(close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The USVI is not experiencing the record economic boom that the mainland is. In 1999, employment decreased 1.7% following two years of minimal growth. The 1999 unemployment rate was 4.8% which is the lowest level since 1993. The USVI is highly dependent on tourism, which contracted in 1999. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships. The number of cruise ship passengers decreased 12% in 1999, which resulted in an overall decline of 8% for tourism for the year. A significant reason for the decrease in cruise ships was due to the damage suffered to the docks from recent hurricanes. After Hurricane Jose in October 1999, only 39 ships were able to dock in October compared to 65 in October 1998.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October, the government and Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Insured Fund to ensure no material conflicts exist among its share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (73)
2120 Lambeth Way, Carmichael, CA 95608
TRUSTEE

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 11 of the investment companies in Franklin Templeton Investments; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

*Charles B. Johnson (68)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

William J. Lippman (76)
One Parker Plaza, 9th Floor, Fort Lee, NJ 07024
TRUSTEE

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of six of the investment companies in Franklin Templeton Investments.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (41)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Harmon E. Burns (56)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (36)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin/Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $215 per month plus $210 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these Funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                                NUMBER OF
                                               TOTAL FEES       BOARDS IN
                                              RECEIVED FROM     FRANKLIN
                              TOTAL FEES        FRANKLIN        TEMPLETON
                             RECEIVED FROM     TEMPLETON       INVESTMENTS
                              THE TRUST        INVESTMENTS     ON WHICH EACH
NAME                            ($)/1            ($)/2           SERVES/2
--------------------------------------------------------------------------------
Frank H. Abbott, III            3,556           156,953            28
Harris J. Ashton                3,896           359,404            48
Robert F. Carlson               4,714            90,815            11
S. Joseph Fortunato             3,632           359,629            49
Frank W.T. LaHaye               3,766           165,529            28
Gordon S. Macklin               3,896           359,504            48

1. For the fiscal year ended December 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a fund or that are currently held by a fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Insured and Intermediate Funds each pay the manager a fee equal to a monthly rate of:

o 5/96 of 1% (approximately 5/8 of 1% per year) of the value of net assets up to and including $100 million; and
o 1/24 of 1% (approximately 1/2 of 1% per year) of the value of net assets over $100 million and not over $250 million; and
o 9/240 of 1% (approximately 45/100 of 1% per year) of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Insured Fund's shares pays its proportionate share of the fee.

The Money Fund pays the manager a fee equal to a daily rate of:

o  1/584 of 1% of the value of net assets up to and including $100 million;
   and
o 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and
o  1/811 of 1% of the value of net assets in excess of $250 million.

The fee is payable at the request of the manager according to the terms of the management agreement.

For the last three fiscal years ended December 31, the Funds paid the following management fees:
                                           MANAGEMENT FEES PAID ($)
                                 ----------------------------------
                                  2000        1999         1998
-------------------------------------------------------------------
Insured Fund                   1,331,534    1,456,859   1,482,054
Intermediate Fund/1              166,202      193,487     164,966
Money Fund/2                     289,069      242,200     240,349

1. For the fiscal years ended December 31, 2000, 1999 and 1998, management fees, before any advance waiver, totaled $432,346, $472,120 and $420,910, respectively. Under an agreement by the manager to limit its fees, the Intermediate Fund paid the management fees shown.
2. For the fiscal years ended December 31, 2000, 1999 and 1998, management fees, before any advance waiver, totaled $423,555, $378,583 and $376,567, respectively. Under an agreement by the manager to limit its fees, the Money Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the manager paid FT Services the following administration fees:

                                          ADMINISTRATION FEES PAID ($)
                                     ---------------------------------
                                     2000       1999        1998
----------------------------------------------------------------------
Insured Fund                       355,950     392,810     398,776
Intermediate Fund                  103,122     113,891      99,949
Money Fund                         101,949      90,834      90,400

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, LLC. (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. For the Insured and Intermediate Funds, please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983. For the Money Fund, please send all correspondence to Investor Services to P.O. Box 33096, St. Petersburg, FL 33733-8096.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the Funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the fiscal years ended December 31, 2000, 1999 and 1998, the Funds did not pay any brokerage commissions.

As of December 31, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

As a fund with multiple classes of shares, the Insured Fund calculates dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of New York, or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends may also be exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in New York.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income will be taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

FIVE YEAR GAINS. Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code(Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o  100% of any undistributed amounts from the prior year.

Each Fund intends to declare and pay these distributions in December
(or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

FIVE YEAR GAINS. Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you redeem or exchange Fund shares held for six months or less: o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

Each Fund is a series of Franklin New York Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in July 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Certain funds in the Franklin Templeton funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

The Insured Fund currently offers two classes of shares, Class A and Class C. The full title of each class is:

o  Franklin New York Insured Tax-Free Income Fund - Class A

o  Franklin New York Insured Tax-Free Income Fund - Class C

The Intermediate Fund and the Money Fund each offer only one share class. Because the Intermediate Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Fund are considered Class A shares for redemption, exchange and other purposes. Shares of the Money Fund also are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class of the Insured Fund represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of April 3, 2001, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. All checks, drafts, wires and other payment mediums used to buy or sell Money Fund shares must be drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds or foreign banks will not be credited to your account and dividends will not begin to accrue until the proceeds are collected, which may take a long period of time. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge for the Insured Fund is 4.25% for Class A and 1% for Class C. The maximum initial sales charge for the Intermediate Fund is 2.25%. There is no initial sales charge for the Money Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy shares of the Intermediate Fund and Class A shares of the Insured Fund at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, shares of the Insured and Intermediate Funds are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Intermediate Fund and Class A shares of the Insured Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, these shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                        SALES CHARGE (%)
--------------------------------------------------------------------------------
Under $30,000                                                 3.0
$30,000 but less than $100,000                                2.0
$100,000 but less than $400,000                               1.0
$400,000 or more                                                0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge on shares of the Insured and Intermediate Funds. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of shares of the Intermediate Fund or Class A shares of the Insured Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in shares of the Intermediate Fund or Class A shares of the Insured Fund, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares of the Insured Fund, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your Insured or Intermediate Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Insured and Intermediate Funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Fund if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

All purchases of Money Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the Fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee that the Funds normally pay Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your Money Fund account, such as processing a large number of checks each month. Fees for special services will not increase the Fund's expenses.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

The Insured Fund and Intermediate Fund calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Money Fund calculates its NAV per share each business day at 3:00 p.m. Pacific time. The Funds do not calculate their NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INSURED AND INTERMEDIATE FUNDS When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

MONEY FUND The valuation of the Money Fund's portfolio securities, including any securities set aside on the Fund's books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates. The Fund's use of amortized cost, which helps the Fund maintain a $1 share price, is permitted by a rule adopted by the SEC.

The board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund's holdings by the board, at such intervals as it may deem appropriate, to determine if the Fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds 1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

                                                                   AMOUNT
                                                                 RECEIVED IN
                               TOTAL           AMOUNT          CONNECTION WITH
                             COMMISSIONS      RETAINED BY      REDEMPTIONS AND
                            RECEIVED ($)    DISTRIBUTORS ($)   REPURCHASES ($)
--------------------------------------------------------------------------------
2000
Insured Fund                  304,200           17,761            15,627
Intermediate Fund             112,256           15,564             1,696
Money Fund                      5,000                0             5,000

1999
Insured Fund                  464,988           29,007             5,852
Intermediate Fund             154,253           16,753            33,626
Money Fund                          0                0                 0

1998
Insured Fund                  678,360           42,034             4,871
Intermediate Fund             162,565           22,481             1,171
Money Fund                          0                0                 0

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for the Intermediate Fund and each class of the Insured Fund. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLANS. The Insured and Intermediate Funds may each pay up to 0.10% per year of Class A's average daily net assets. The Class A plans are reimbursement plans. They allow each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. Each Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended December 31, 2000, the amounts paid by each Fund pursuant to the plans were:

                                       INSURED      INTERMEDIATE
                                        FUND           FUND
                                        ($)             ($)
--------------------------------------------------------------------------------
Advertising                           13,322           1,190
Printing and mailing
prospectuses
  other than to current shareholders   5,232             361
Payments to underwriters               3,964             881
Payments to broker-dealers           173,489          62,266
Other                                 23,911           2,509
                                    ------------------------------
Total                                219,918          67,927
                                    ------------------------------
                                    ------------------------------


THE CLASS C PLAN. The Insured Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

The Class C plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended December 31, 2000, were:

                                           ($)
----------------------------------------------------
Advertising                             1,193
Printing and mailing prospectuses
  other than to current shareholders      222
Payments to underwriters                  630
Payments to broker-dealers             69,176
Other                                   1,605
                                      --------------
Total                                  72,826
                                      --------------
                                      --------------


THE CLASS A AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.
------------------------------------------------------------------------------

PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds, and effective yield quotations used by the Money Fund, are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

INSURED AND INTERMEDIATE FUNDS

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended December 31, 2000, were:

                                                                   SINCE
                                                                 INCEPTION
                                   1 YEAR (%)    5 YEARS (%)    (5/1/91) (%)
-----------------------------------------------------------------------------
Insured Fund - Class A                6.06          4.26           6.23

                                                                   SINCE
                                                                 INCEPTION
                                   1 YEAR (%)    5 YEARS (%)    (5/1/95) (%)
-----------------------------------------------------------------------------
Insured Fund - Class C                8.10          4.45           5.49

                                                                   SINCE
                                                                 INCEPTION
                                   1 YEAR (%)    5 YEARS (%)    (9/21/92) (%)
-----------------------------------------------------------------------------
Intermediate Fund                     7.90          5.15           5.58

The following SEC formula was used to calculate these figures:
                                        n
                                  P(1+T)  = ERV

where:

P =     a hypothetical initial payment of $1,000
T =     average annual total return
n =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2000, were:

                                                             SINCE
                                                           INCEPTION
                                 1 YEAR (%)   5 YEARS (%)   (5/1/91) (%)
--------------------------------------------------------------------------
Insured Fund - Class A              6.06       23.21          79.36

                                                             SINCE
                                                           INCEPTION
                                 1 YEAR (%)   5 YEARS (%)   (5/1/95) (%)
--------------------------------------------------------------------------
Insured Fund - Class C              8.10       24.30          35.43

                                                              SINCE
                                                            INCEPTION
                                 1 YEAR (%)   5 YEARS (%)  (9/21/92) (%)
--------------------------------------------------------------------------
Intermediate Fund                   7.90       28.52          56.77

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended December 31, 2000, were:

                                          CLASS A (%)    CLASS C (%)
---------------------------------------------------------------------------
Insured Fund                                    4.30           3.92
Intermediate Fund                               4.36            --

The following SEC formula was used to calculate these figures:
                                               6
                           Yield = 2 [(A-B + 1)  - 1]
                                       cd

where:

a =     interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =     the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended December 31, 2000, were:

                                        CLASS A (%)     CLASS C (%)
----------------------------------------------------------------------
Insured Fund                                   7.97            7.26
Intermediate Fund                              8.08             --

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended December 31, 2000, were:

                                           CLASS A (%)     CLASS C (%)
------------------------------------------------------------------------
Insured Fund                                   4.81            4.37
Intermediate Fund                              5.00              --

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal, state and city tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended December 31, 2000, were:

                                           CLASS A (%)     CLASS C (%)
------------------------------------------------------------------------
Insured Fund                                   8.91            8.10
Intermediate Fund                              9.26              --

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

MONEY FUND

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The average annual total returns for the indicated periods ended December 31, 2000, were:



  1 YEAR (%)     5 YEARS (%)  10 YEARS (%)
--------------------------------------------
     3.35           2.90          2.72

The following SEC formula was used to calculate these figures:
                                        n
                                  P(1+T)  = ERV

where:

P =     a hypothetical initial payment of $1,000
T =     average annual total return
n =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7. The current yield for the seven day period ended December 31, 2000, was 3.81%.

EFFECTIVE YIELD The Fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The effective yield for the seven day period ended December 31, 2000, was 3.89%.

The following SEC formula was used to calculate this figure:
                                                       365/7
            Effective yield = [(Base period return + 1)     ] - 1

TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the Fund's yield. These yields are computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield based on the Fund's current yield for the seven day period ended December 31, 2000, was 7.06%. The taxable-equivalent effective yield based on the Fund's effective yield for the seven day period ended December 31, 2000, was 7.21%.

ALL FUNDS

As of December 31, 2000, the combined federal, state and city income tax rate upon which the taxable-equivalent yield quotations were based was 46.02%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal, state and city governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

OTHER PERFORMANCE QUOTATIONS The Insured and Intermediate Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of Funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Merrill Lynch New York Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the New York municipal market.

o    Salomon Smith Barney Broad Investment Grade Index or its component indices
     - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R)companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R)and Bloomberg(R)L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o IBC Money Fund Report(R) - industry averages for seven day annualized and compounded yields of taxable, tax-free and government money funds.

o Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

o Salomon Smith Barney Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Standard & Poor's(R) Bond Indices - measure yield and price of corporate, municipal, and government bonds.

o CDA MUTUAL FUND REPORT, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fudiciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $260 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $45 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2000, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 2000). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.




                        FRANKLIN NEW YORK TAX-FREE TRUST
                             FILE NOS. 33-7785 &
                                    811-4787

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)   Agreement and Declaration of Trust

            (i)   Agreement and Declaration of Trust dated July 17, 1986
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated January 22, 1991
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (iii)Certificate of Amendment of Agreement and Declaration of
                  Trust dated March 21, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

      (b)   By-Laws

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 12 to
                  Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (ii)  Amendment to By-Laws dated January 18, 1994
                  Filing: Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 27, 2000


      (c)         Instruments Defining Rights of Security Holders

                  Not Applicable

      (d)   Investment Advisory Contracts

            (i) Management Agreement between Registrant, on behalf of Franklin New York Tax-Exempt Money Fund and Franklin Advisers, Inc. dated October 10, 1986
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (ii) Management Agreement between Registrant, on behalf of Franklin New York Insured Tax-Free Income Fund and Franklin Advisers, Inc. dated April 23, 1991
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (iii) Management Agreement between Registrant, on behalf of
                  Franklin New York Intermediate-Term Tax-Free Income Fund and Franklin Advisers, Inc. dated March 19, 1998
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1999

            (iv) Amendment dated August 1, 1995 to Management Agreement between Registrant, on behalf of Franklin New York Tax-Exempt Money Fund and Franklin Advisers, Inc. dated October 10, 1986
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: August 29, 1996

            (v) Amendment dated August 1, 1995 to Management Agreement between Registrant, on behalf of Franklin New York Insured Tax-Free Income Fund and Franklin Advisers, Inc. dated April 23, 1991
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: August 29, 1996

      (e)   Underwriting Contracts

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000

            (ii) Forms of Dealers Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1999


      (f)   Bonus or Profit Sharing Contracts

            Not Applicable

      (g)   Custodian Agreements

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1999

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1999

            (iii) Amendment dated May 7, 1997 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: February 23, 1998

            (iv) Amendment dated February 27, 1998 to the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1999

            (v) Amendment dated August 30, 2000, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

      (h)   Other Material Contracts

            (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC.

       (i)  Legal Opinion

            (i)   Opinion and Consent of Counsel dated February 5, 1999
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1999

      (j)   Other Opinions

            (i)   Consent of Independent Auditors

      (k)   Omitted Financial Statements

            Not Applicable

      (l)   Initial Capital Agreements

            Not Applicable

      (m)   Rule 12b-1 Plan

            (i) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin New York Insured Tax-Free Income Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (ii) Amended and Restated Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin New York Intermediate-Term Tax-Free Income Fund and Franklin/Templeton Distributors, Inc. dated July 1, 1993
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: April 25, 1995

            (iii) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin New York Insured Tax-Free Income Fund - Class C and Franklin/Templeton Distributors, Inc. dated October 31, 2000

      (n)   Rule 18f-3 Plan

            (i)   Multiple Class Plan dated October 19, 1995
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: August 29, 1996


     (p)   Code of Ethics

            (i)   Code of Ethics

      (q)   Power of Attorney

            (i)   Power of Attorney dated March 21, 2000


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a)    Franklin Advisers, Inc.

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Franklin Advisers, Inc. (SEC File 801-26292) incorporated herein by reference, which sets forth the officers and directors of Franklin Advisers, Inc. and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, LLC, both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS

Not Applicable

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of April, 2001.

                                    FRANKLIN NEW YORK TAX-FREE TRUST
                                    --------------------------------
                                    (Registrant)

                                    By:   /s/RUPERT H. JOHNSON, JR.*
                                          --------------------------
                                          Rupert H. Johnson, Jr.
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                  Principal Executive Officer and
-----------------------                  Trustee
Rupert H. Johnson, Jr.                   Dated: April 27, 2001

MARTIN L. FLANAGAN*                      Principal Financial Officer Dated:
-------------------                      April 27, 2001
Martin L. Flanagan

KIMBERLEY H. MONASTERIO*                 Principal Accounting Officer
------------------------                 Dated: April 27, 2001
Kimberley H. Monasterio

FRANK H. ABBOTT, III*                    Trustee
---------------------                    Dated: April 27, 2001
Frank H. Abbott, III

HARRIS J. ASHTON*                        Trustee
-----------------                        Dated" April 27, 2001
Harris J. Ashton

ROBERT F. CARLSON*                       Trustee
------------------                       Dated: April 27, 2001
Robert F. Carlson

S. JOSEPH FORTUNATO*                     Trustee
--------------------                     Dated: April 27, 2001
S. Joseph Fortunato

CHARLES B. JOHNSON*                      Trustee
-------------------                      Dated: April 27, 2001
Charles B. Johnson

FRANK W.T. LAHAYE*                       Trustee
------------------                       Dated: April 27, 2001
Frank W.T. LaHaye

WILLIAM J. LIPPMAN*                      Trustee
-------------------                      Dated: April 27, 2001
William J. Lippman

GORDON S. MACKLIN*                       Trustee
------------------                       Dated: April 27, 2001
Gordon S. Macklin


*By:  /s/ David P. Goss
      -----------------
      David P. Goss, Attorney-in-Fact
      (Pursuant to a Power of Attorney filed herewith)


                        FRANKLIN NEW YORK TAX-FREE TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                                   LOCATION

EX-99.(a)(i)          Agreement and Declaration of                  *
                      Trust dated July 17, 1986

EX-99.(a)(ii)         Certificate of Amendment of                   *
                      Agreement and Declaration of
                      Trust dated January 22, 1991

EX-99.(a)(iii)        Certificate of Amendment of                   *
                      Agreement and Declaration of
                      Trust dated March 21, 1995

EX-99.(b)(i)          By-Laws                                       *

EX-99.(b)(ii)         Amendment to By-Laws dated January            *
                      18, 1994

EX-99.(d)(i)          Management Agreement between                  *
                      Registrant, on behalf of Franklin
                      New York Tax-Exempt Money Fund
                      and Franklin Advisers, Inc. dated
                      October 10, 1986

EX-99.(d)(ii)         Management Agreement between                  *
                      Registrant, on behalf of
                      Franklin New York Insured Tax-Free
                      Income Fund and Franklin Advisers, Inc.
                      dated April 23, 1991

EX-99.(d)(iii)        Management Agreement between                  *
                      Registrant, on behalf of
                      Franklin New York Intermediate-
                      Term Tax-Free Income Fund and
                      Franklin Advisers, Inc. dated
                      March 19, 1998

EX-99.(d)(iv)         Amendment dated August 1, 1995                *
                      to Management Agreement
                      between Registrant, on behalf of
                      Franklin New York Tax-Exempt
                      Money Fund and Franklin Advisers,
                      Inc. dated October 10, 1986

EX-99.(d)(v)          Amendment dated August 1, 1995                *
                      to Management Agreement
                      between Registrant, on behalf of
                      Franklin New York Insured
                      Tax-Free Income Fund and Franklin
                      Advisers, Inc. dated April 23,
                      1991

EX-99.(e)(i)          Amended and Restated Distribution             Attached
                      Agreement between Registrant and
                      Franklin/Templeton Distributors,
                      Inc. dated October 31, 2000

EX-99.(e)(ii)         Forms of Dealer Agreements between            *
                      Franklin/Templeton Distributors,
                      Inc. and Securities Dealers

EX-99.(g)(i)          Master Custody Agreement between              *
                      Registrant and Bank of New York
                      dated February 16, 1996

EX-99.(g)(ii)         Terminal Link Agreement between               *
                      Registrant and Bank of New York
                      dated February 16, 1996

EX-99.(g)(iii)        Amendment dated May 7, 1997 to Master         *
                      Custody Agreement between the
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.(g)(iv)         Amendment dated February 27, 1998             *
                      to the Master Custody Agreement between
                      the Registrant and Bank of New York
                      dated February 16, 1996

EX-99.(g)(v)          Amendment dated August 30, 2000, to          Attached
                      Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.(h)(i)          Subcontract for Fund Administrative          Attached
                      Services dated January 1, 2001
                      between Franklin Advisers, Inc. and
                      Franklin Templeton Services, LLC.

EX-99.(i)(i)          Opinion and Consent of Counsel                *
                      dated February 5, 1999

EX-99.(j)(i)          Consent of Independent Auditors               Attached

EX-99.(m)(i)          Distribution Plan pursuant to Rule            *
                      12b-1 between Registrant, on
                      behalf of Franklin New York
                      Insured Tax-Free Income Fund and
                      Franklin/Templeton Distributors,
                      Inc. dated May 1, 1994

EX-99.(m)(ii)         Amended and Restated Distribution             *
                      Plan pursuant to Rule 12b-1
                      between Registrant, on behalf of
                      Franklin New York Intermediate-Term
                      Tax-Free Income Fund and
                      Franklin/Templeton Distributors,
                      Inc. dated July 1, 1993

EX-99.(m)(iii)        Distribution Plan pursuant to Rule 12b-1      Attached
                      between Registrant, on
                      behalf of Franklin New York
                      Insured Tax-Free Income Fund -
                      Class C and Franklin/Templeton
                      Distributors, Inc. dated
                      October 31, 2000

EX-99.(n)(i)          Multiple Class Plan dated                     *
                      October 19, 1995

EX-99.(p)(i)          Code of Ethics                                Attached

EX-99.(q)(i)          Power of Attorney dated March 21, 2000        Attached

*Incorporated by reference